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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 August 20, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-9592                 34-1312571
-------------------------------    ----------------    -------------------------
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)         Identification No.)



       777 MAIN STREET, SUITE 800
            FT. WORTH, TEXAS                              76102
    -------------------------------           ----------------------------
    (Address of principal executive                    (Zip Code)
              offices)



       Registrant's telephone number, including area code: (817) 870-2601



   Former name or former address, if changed since last report: Not applicable




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 20, 2003, Range Resources Corporation (the "Company") issued a press release announcing the completion of its previously announced redemption of all of its outstanding 8-3/4% senior subordinated notes due 2007. The redemption was financed by the issuance of $100 million of 7-3/8% senior subordinated notes due 2013 that was completed July 21, 2003.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits:

               99.1 Press Release dated August 20, 2003
















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RANGE RESOURCES CORPORATION


                                            By: /s/ RODNEY L. WALLER
                                                --------------------------------
                                                Rodney L. Waller
                                                Senior Vice President


Date:  August 21, 2003



















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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Press Release dated August 20, 2003